 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 29, 2009

KULICKE AND SOFFA INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-00121	23-1498399
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1005 Virginia Drive, Fort Washington, PA		19034
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 784-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment ofCertain Officers; Compensatory Arrangements of Certain Officers.

On October 29, 2009, Kulicke and Soffa Industries, Inc. (the “Company”) granted performance share unit awards (“PSUs”) and service-vested restricted stock awards (“RSAs”) under the Kulicke and Soffa Industries, Inc. 2009 Equity Plan, as amended (the “2009 Plan”), to certain of its employees, including the following named executive officers in the amounts indicated below:

Named Executive Officer	PSUs	RSAs
Christian Rheault	33,500	66,500
Charles J. Salmons	30,150	14,850
Michael J. Morris	25,000	25,000

The Management Development and Compensation Committee of the Company’s Board of Directors (the “Committee”) administers the 2009 Plan.  One-third of the RSAs will vest on each of the three anniversaries of the grant date, if the officer is employed by the Company on such dates.  If the officer is involuntarily terminated without cause (as defined in the 2009 Plan) before the third anniversary of the grant date, RSAs will vest pro-rata based on length of employment during such three-year period.

The Company and Mr. Rheault entered into an Employment Agreement dated June 25, 2009 (the “Rheault Employment Agreement”) in connection with Mr. Rheault’s agreement to relocate from Pennsylvania to Singapore for two years. Any portion of Mr. Rheault's 16,500 RSAs that are not vested at the end of his Employment Term (as defined in the Rheault Employment Agreement) will vest on such date.  The Employment Term will end on August 1, 2011, unless it is extended by the Company to August 1, 2012.  The remaining 50,000 of Mr. Rheault’s RSAs will “cliff” vest on December 31, 2012, if he is employed by the Company on such date.

The vesting of PSUs is tied to total shareholder return relative to the companies comprising the Philadelphia Semiconductor Index (the “Index”), measured over a three-year performance measurement period.  PSUs will vest on the third anniversary of the grant date.  PSUs will vest at between zero and 200% based on total shareholder return relative to the Index.  If a participant retires, dies, becomes disabled, or is involuntarily terminated without cause (as defined in the 2009 Plan) before the end of the three-year performance measurement period, the PSUs will vest pro rata based on the participant’s length of employment during the performance period, to the extent the performance goals are met for the performance period.

The Committee has not yet determined the amount or terms of the annual equity award for Scott Kulicke, Chairman and Chief Executive Officer of the Company.

The foregoing summary of the 2009 Plan is qualified in its entirety by reference to the actual terms of the 2009 Plan, included hereto as Exhibit 10.1 and the amendments to the 2009 Plan, included hereto as Exhibits 10.2 and 10.3, respectively.  For additional information regarding the 2009 Plan, refer to “Compensation of Executive Officers” in the Company’s 2009 Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission on December 30, 2008, which is incorporated herein by reference.  The foregoing description of the Rheault Employment Agreement is qualified in its entirety by reference to the actual terms of the Rheault Employment Agreement, included hereto as Exhibit 10.4.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1
Kulicke and Soffa Industries, Inc. 2009 Equity Plan (incorporated herein by reference to Appendix A to the Company’s Proxy Statement on Schedule 14A for the Annual Meeting of Shareholders on February 10, 2009).

10.2	Amendment No. 1 to the Kulicke and Soffa Industries, Inc. 2009 Equity Plan (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K dated September 15, 2009).
10.3	Amendment No. 2 to the Kulicke and Soffa Industries, Inc. 2009 Equity Plan (incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K dated September 15, 2009).
10.4
Employment Agreement dated June 25, 2009 by and between Kulicke and Soffa Industries, Inc. and Christian Rheault (incorporated herein by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 27, 2009).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 4, 2009

KULICKE AND SOFFA INDUSTRIES, INC.

By:	/s/ David J. Anderson
Name:	David J. Anderson
Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1
Kulicke and Soffa Industries, Inc. 2009 Equity Plan (incorporated herein by reference to Appendix A to the Company’s Proxy Statement on Schedule 14A for the Annual Meeting of Shareholders on February 10, 2009).

10.2	Amendment No. 1 to the Kulicke and Soffa Industries, Inc. 2009 Equity Plan (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K dated September 15, 2009).
10.3	Amendment No. 2 to the Kulicke and Soffa Industries, Inc. 2009 Equity Plan (incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K dated September 15, 2009).
10.4
Employment Agreement dated June 25, 2009 by and between Kulicke and Soffa Industries, Inc. and Christian Rheault (incorporated herein by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 27, 2009).